Dreyfus Variable Investment Fund, Disciplined Stock Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)


The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                  Dreyfus Variable Investment Fund, Disciplined Stock Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Disciplined Stock Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside you'll find valuable information about how the portfolio was managed, including a discussion with the portfolio manager, Bert J. Mullins.

The past six months have been rewarding for most equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. Several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader S&P 500 Index and the technology-laden NASDAQ index also recorded new highs.

Beginning in April, many previously out-of-favor market sectors rallied strongly, including value-oriented stocks. At the same time, large-cap growth stocks appear to have paused in their advance. This has helped narrow the valuation gap that had developed over the past several years between the growth and value sectors of the large-cap stock market.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Disciplined Stock Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999




DISCUSSION OF PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Variable Investment Fund, Disciplined Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Variable Investment Fund, Disciplined Stock Portfolio produced a total return of 10.46%.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was 12.38%.(2)

We attribute this performance to the strength of a narrow group of very large growth stocks during the first half of the reporting period. Since the S&P 500 Index is heavily weighted toward just such companies, the index rose more rapidly than most portfolios that did not include those specific stocks.

The portfolio' s performance relative to the S&P 500 Index improved markedly during the second half of the period, when market sentiment shifted in favor of a broader range of companies. During May and June 1999, the portfolio outperformed its benchmark by approximately 100 basis points (1%).

What is the portfolio's investment approach?

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio invests in a diversified mix of large- and mid-sized companies that meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit higher than expected earnings momentum. A team of experienced analysts examine the fundamentals of the top-ranked candidates. Armed with these analytical insights, the portfolio manager decides which stocks to purchase, and whether any current holdings should be sold.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

In addition to identifying attractive investment opportunities, our approach is designed to manage the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund's assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industries and sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and to remain industry and sector neutral in relation to the S&P 500 Index.

The result of our approach during the recent six-month period was a broadly diversified portfolio of carefully selected stocks, some of which showed notable strength. During the first half of the period, when the market's performance was driven by advances among an extremely narrow group of stocks, the portfolio benefited from its relatively large holdings of several of the best-performing companies in the S& P 500 Index. These included America Online, MCI WorldCom, Cisco Systems and Wal-Mart Stores. However, other stocks that propelled the S&P 500's growth failed to meet our investment criteria. Our performance relative to our benchmark suffered because we did not own these stocks.

The portfolio' s performance improved in late April, when market strength broadened to include many stocks that had previously been left behind. Returns were enhanced by our relatively large holdings of several strong performing stocks, such as Tyco International, Alcoa, Oracle, Tellabs and Telefonos de Mexico Cl. L ADR.

What other factors influenced the portfolio's performance?

Of course not every company in the portfolio showed positive returns. Some stocks lagged, even after market strength broadened in late April. The portfolio' s performance was impaired by several holdings, including Elan ADR, Cadence Design Systems, Lilly (Eli) & Co., U.S. Airways and Merrill Lynch.


Relative performance also suffered due to the high volatility of stock prices during the period. Sudden swings in investor sentiment caused stock prices to rise and fall sharply, often moving several percentage points up or down over the course of a few days, only to move just as sharply in the opposite direction the following week. Since our quantitative model depends on using data from one month to identify stocks that we believe should outperform during the next month, a high level of market volatility from month to month reduces the effectiveness of our approach.

What is the portfolio's current strategy?

In general, the portfolio benefited from the market's mid-period shift in favor of a broader range of stocks. While no one knows whether or for how long this trend will persist, we continue to believe that investors can benefit from a strictly managed, balanced portfolio of growth and value. Accordingly, we continue to adhere to our consistent, disciplined approach in seeking to outperform the S&P 500 Index while attempting to manage risk.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.


                                                        The Portfolio

STATEMENT OF INVESTMENTS



June 30, 1999 (Unaudited)


COMMON STOCKS--98.9%                                                                    Shares                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--1.5%

Anheuser-Busch Cos.                                                                     17,800                   1,262,687

Philip Morris Cos.                                                                      40,750                   1,637,641

                                                                                                                 2,900,328

CONSUMER CYCLICAL--9.4%

Best Buy                                                                                12,500  (a)                843,750

Dayton Hudson                                                                           16,500                   1,072,500

Delphi Automotive Systems                                                               26,171                     485,799

Eastman Kodak                                                                            9,200                     623,300

Federated Department Stores                                                             13,700  (a)                725,244

Ford Motor                                                                              22,500                   1,269,844

General Motors                                                                          14,100                     930,600

Kroger                                                                                  30,400  (a)                849,300

Limited                                                                                 25,200                   1,143,450

Lowe's Cos.                                                                             14,800                     838,975

McDonald's                                                                              22,200                     917,137

Safeway                                                                                 18,308  (a)                906,246

Staples                                                                                 27,800  (a)                860,062

TJX Cos.                                                                                34,400                   1,145,950

Tandy                                                                                    5,718                     279,467

US Airways Group                                                                        16,550  (a)                720,959

Wal-Mart Stores                                                                         84,700                   4,086,775

                                                                                                                17,699,358

CONSUMER STAPLES--6.5%

Clorox                                                                                   6,800                     726,325

Coca-Cola                                                                                9,550                     596,875

ConAgra                                                                                 23,900                     636,338

Dial                                                                                    21,400                     795,813

Fortune Brands                                                                          16,100                     666,138

General Mills                                                                            8,800                     707,300

Nabisco Holdings, Cl. A                                                                 14,200                     614,150

PepsiCo                                                                                 41,600                   1,609,400

Procter & Gamble                                                                        28,150                   2,512,387

Quaker Oats                                                                             12,200                     809,775

Ralston-Purina Group                                                                    26,200                     797,463

Sara Lee                                                                                31,100                     705,581

Unilever, N.V. (New York Shares)                                                        13,635                     951,091

                                                                                                                12,128,636

COMMON STOCKS (CONTINUED)                                                               Shares                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

ENERGY--6.3%

Atlantic Richfield                                                                      18,500                   1,545,906

Coastal                                                                                 21,200                     848,000

Columbia Energy Group                                                                   13,825                     866,655

Diamond Offshore Drilling                                                               30,700                     871,112

Enron                                                                                    8,800                     719,400

Mobil                                                                                   18,100                   1,791,900

Royal Dutch Petroleum (New York Shares)                                                 55,900                   3,367,975

Texaco                                                                                  25,150                   1,571,875

Tosco                                                                                   10,500                     272,344

                                                                                                                11,855,167

HEALTH CARE--10.4%

Abbott Laboratories                                                                     34,800                   1,583,400

American Home Products                                                                  32,200                   1,851,500

Amgen                                                                                   23,700  (a)              1,442,737

Becton, Dickinson & Co.                                                                 16,800                     504,000

Bristol-Myers Squibb                                                                    44,000                   3,099,250

Elan, A.D.S.                                                                            26,100  (a)                724,275

Immunex                                                                                  4,000  (a)                509,750

Lilly (Eli) & Co.                                                                       28,300                   2,026,987

Medtronic                                                                               15,900                   1,238,212

Merck & Co.                                                                             19,800                   1,465,200

Mylan Laboratories                                                                      14,200                     376,300

Schering-Plough                                                                         34,600                   1,833,800

Warner-Lambert                                                                          32,550                   2,258,156

Wellpoint Health Networks                                                                6,900  (a)                585,638

                                                                                                                19,499,205

INTEREST SENSITIVE--18.5%

ACE                                                                                     18,900                     533,925

Allstate                                                                                30,800                   1,104,950

Ambac Financial Group                                                                    8,150                     465,569

American General                                                                         5,800                     437,175

American International Group                                                             6,226                     728,802

Bank One                                                                                54,027                   3,217,983

CIGNA                                                                                    7,850                     698,650

Chase Manhattan                                                                         27,400                   2,373,525

Citigroup                                                                               52,000                   2,470,000

Countrywide Credit Industries                                                            9,450                     403,988

                                                                                             The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                               Shares                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Edwards (A.G.)                                                                          19,200                     619,200

Federal National Mortgage Association                                                   21,300                   1,456,387

First Security                                                                          11,200                     305,200

Fleet Financial Group                                                                   44,500                   1,974,687

General Electric                                                                        45,250                   5,113,250

GreenPoint Financial                                                                     6,100                     200,156

Hartford Financial Services Group                                                       17,700                   1,032,131

Lehman Brothers Holdings                                                                11,200                     697,200

MBNA                                                                                    34,150                   1,045,844

Merrill Lynch                                                                           12,600                   1,007,212

Morgan Stanley Dean Witter & Co.                                                        17,700                   1,814,250

Old Republic International                                                              11,725                     202,989

PMI Group                                                                                4,950                     310,922

PNC Bank                                                                                13,700                     789,463

Providian Financial                                                                      4,300                     402,050

SLM Holding                                                                             15,800                     723,838

SouthTrust                                                                              24,300                     932,513

Summit Bancorp                                                                          14,950                     625,097

SunTrust Banks                                                                           9,500                     659,656

Torchmark                                                                               10,400                     354,900

Washington Mutual                                                                       12,800                     452,800

Wells Fargo                                                                             36,700                   1,568,925

                                                                                                                34,723,237

PRODUCER GOODS & SERVICES--9.0%

Alcan Aluminium                                                                          8,200                     261,888

Alcoa                                                                                   14,200                     878,625

AlliedSignal                                                                            19,750                   1,244,250

Boeing                                                                                  23,400                   1,033,987

Burlington Northern Santa Fe                                                            16,900                     523,900

Canadian National Railway                                                                5,500                     368,500

Caterpillar                                                                             13,100                     786,000

Champion International                                                                  10,900                     521,838

duPont (E.I.) deNemours & Co.                                                           31,400                   2,145,012

Fort James                                                                              11,875                     449,766

Gulfstream Aerospace                                                                    12,500  (a)                844,531

Ingersoll-Rand                                                                          12,200                     788,425

Louisiana-Pacific                                                                       23,200                     551,000


COMMON STOCKS (CONTINUED)                                                               Shares                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Martin Marietta Materials                                                                7,100                     418,900

PPG Industries                                                                           5,100                     301,219

Rohm & Haas                                                                             11,800                     505,925

Southdown                                                                               11,900                     764,575

Tyco International                                                                      34,800                   3,297,300

USX-U.S. Steel Group                                                                    10,000                     270,000

United Technologies                                                                     12,500                     896,094

                                                                                                                16,851,735

SERVICES--7.8%

America Online                                                                          19,000  (a)              2,099,500

Carnival                                                                                17,100                     829,350

Ceridian                                                                                21,000  (a)                686,438

Clear Channel Communications                                                             8,500  (a)                585,969

Fox Entertainment Group, Cl. A                                                          21,200                     571,075

Infinity Broadcasting, Cl. A                                                            20,200                     600,950

MediaOne Group                                                                           6,000  (a)                446,250

Omnicom Group                                                                           11,500                     920,000

Quintiles Transnational                                                                  9,100  (a)                382,200

Republic Services                                                                       29,800                     737,550

Time Warner                                                                             31,300                   2,300,550

Tribune                                                                                  9,100                     792,838

Valassis Communications                                                                  8,000  (a)                293,000

Viacom, Cl. B                                                                           28,700  (a)              1,262,800

Vodafone AirTouch, A.D.R.                                                                7,700                   1,516,900

Waste Management                                                                        10,300                     553,625

                                                                                                                14,578,995

TECHNOLOGY--20.0%

Applied Materials                                                                       11,200  (a)                827,400

BMC Software                                                                            14,200  (a)                766,800

Cisco Systems                                                                           59,950  (a)              3,866,775

Compuware                                                                               22,400  (a)                712,600

Corning                                                                                 11,800                     827,475

Dell Computer                                                                           33,000  (a)              1,221,000

EMC                                                                                     20,400  (a)              1,122,000

Hewlett-Packard                                                                         21,300                   2,140,650

Honeywell                                                                                3,800                     440,325

Intel                                                                                   52,300                   3,111,850

                                                                                             The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                               Shares                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

International Business Machines                                                         32,500                   4,200,625

Lexmark International Group, Cl. A                                                      13,900  (a)                918,269

Lucent Technologies                                                                     54,600                   3,682,087

Maxim Integrated Products                                                                9,600  (a)                638,400

Microsoft                                                                               78,600  (a)              7,088,737

Nokia, A.D.S.                                                                            8,400                     769,125

Oracle                                                                                  47,600  (a)              1,767,150

Pitney Bowes                                                                             8,900                     571,825

Qwest Communications International                                                      13,322  (a)                440,459

Sun Microsystems                                                                        17,400  (a)              1,198,425

Tellabs                                                                                 18,237  (a)              1,232,137

                                                                                                                37,544,114

UTILITIES--9.5%

Ameritech                                                                               23,600                   1,734,600

Bell Atlantic                                                                           36,784                   2,404,754

BellSouth                                                                               40,700                   1,907,812

Energy East                                                                             19,600                     509,600

Florida Progress                                                                        12,600                     520,538

GPU                                                                                     16,700                     704,531

GTE                                                                                     15,500                   1,174,125

MCI WorldCom                                                                            39,050  (a)              3,368,062

PECO Energy                                                                             13,300                     556,938

Pinnacle West Capital                                                                    7,150                     287,788

Public Service Enterprise Group                                                          8,400                     343,350

SBC Communications                                                                      38,500                   2,233,000

Telefonos de Mexico, Cl. L, A.D.S.                                                      15,800                   1,276,837

Texas Utilities                                                                         18,550                     765,188

                                                                                                                17,787,123

TOTAL COMMON STOCKS

   (cost $143,722,675)                                                                                         185,567,898


                                                                                      Principal
SHORT-TERM INVESTMENTS--2.2%                                                         Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

4.48%, 9/2/1999                                                                        655,000                     649,853

4.51%, 9/16/1999                                                                     1,602,000                   1,586,305

4.61%, 9/23/1999                                                                       890,000                     880,551

4.70%, 9/30/1999                                                                     1,062,000                   1,049,511

TOTAL SHORT-TERM INVESTMENTS

   (cost $4,166,205)                                                                                             4,166,220
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $147,888,880)                                                   101.1%                 189,734,118

LIABILITIES, LESS CASH AND RECEIVABLES                                                   (1.1%)                 (2,153,551)

NET ASSETS                                                                              100.0%                 187,580,567

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           147,888,880   189,734,118

Cash                                                                    437,439

Receivable for investment securities sold                             1,011,659

Dividends receivable                                                    146,099

Prepaid expenses                                                          2,394


                                                                    191,331,709
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           117,112

Payable for investment securities purchased                           3,608,206

Accrued expenses                                                         25,824

                                                                      3,751,142
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    187,580,567
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     142,857,486

Accumulated undistributed investment income--net                        413,043

Accumulated net realized gain (loss) on investments                   2,464,800

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            41,845,238
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      187,580,567
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
  shares of Beneficial Interest authorized)                            7,400,297

NET ASSET VALUE, offering and redemption price per share ($)              25.35

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $25,607 foreign taxes withheld at source)     1,035,074

Interest                                                                42,347

TOTAL INCOME                                                         1,077,421

EXPENSES:

Investment advisory fee--Note 3(a)                                     595,872

Custodian fees--Note 3(a)                                               26,575

Professional fees                                                       23,857

Registration fees                                                        8,334

Prospectus and shareholders' reports                                     5,601

Shareholder servicing costs                                              1,992

Trustees' fees and expenses--Note 3(b)                                     989

Loan commitment fees--Note 2                                               327

Miscellaneous                                                              831

TOTAL EXPENSES                                                         664,378

INVESTMENT INCOME--NET                                                 413,043
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              3,070,422

Net unrealized appreciation (depreciation) on investments           13,220,544

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              16,290,966

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                16,704,009

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended
                                                June 30, 1999         Year Ended
                                                  (Unaudited)  December 31, 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                413,043        502,053

Net realized gain (loss) on investments             3,070,422       (394,248)

Net unrealized appreciation (depreciation)
   on investments                                  13,220,544     22,134,929

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                       16,704,009     22,242,734
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                     --       (519,473)

Net realized gain on investments                           --       (586,824)

TOTAL DIVIDENDS                                            --     (1,106,297)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                      33,662,765     70,391,268

Dividends reinvested                                       --      1,106,297

Cost of shares redeemed                            (3,683,024)    (5,053,929)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                29,979,741     66,443,636

TOTAL INCREASE (DECREASE) IN NET ASSETS            46,683,750     87,580,073
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               140,896,817     53,316,744

END OF PERIOD                                     187,580,567    140,896,817

Undistributed investment income--net                  413,043            --
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                         1,417,823      3,435,229

Shares issued for dividends reinvested                     --         50,063

Shares redeemed                                      (157,958)      (258,565)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,259,865      3,226,727

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.




                                                        Six Months Ended
                                                        June 30, 1999                  Year Ended December 31,
                                                                              -----------------------------------------------

                                                          (Unaudited)          1998             1997          1996(a)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            22.95         18.30            14.79            12.50

Investment Operations:

Investment income--net                                            .06(b)        .08              .08              .07

Net realized and unrealized gain (loss)
   on investments                                                2.34          4.80             4.53             2.29

Total from Investment Operations                                 2.40          4.88             4.61             2.36

Distributions:

Dividends from investment income--net                              --          (.09)            (.08)            (.07)

Dividends from net realized gain on investments                    --          (.14)           (1.02)              --

Total Distributions                                                --          (.23)           (1.10)            (.07)

Net asset value, end of period                                  25.35         22.95            18.30            14.79
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                10.46(c)      26.72            31.51            18.86(c,d)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .41(c)        .88             1.02              .80(c)

Ratio of net investment income
   to average net assets                                          .26(c)        .53              .68              .72(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --            --               --              .16(c)

Portfolio Turnover Rate                                         27.44(c)      56.28            79.74            30.62(c)
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         187,581  140,897  53,317        17,722

(A)  FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO
     DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Disciplined Stock Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor' s 500 Composite Stock Price Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,518 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $26,575 pursuant to the custody agreement.

(b) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(c) During the period ended June 30, 1999, the portfolio incurred total brokerage commissions of $103,363 of which $16,255 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $72,555,239 and $43,697,928, respectively.

At  June  30,  1999,  accumulated net unrealized appreciation on investments was
$41,845,238,   consisting  of  $43,725,312  gross  unrealized  appreciation  and
$1,880,074 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Variable Investment Fund,

                        Disciplined Stock Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Attn: Institutional Servicing

(c) 1999 Dreyfus Service Corporation                                  150SA996